                       SEMI-ANNUAL REPORT
                          June 30, 1998

Dear Shareholder:

Sequoia Funds second quarter and year-to-date results are shown below with comparable results for the leading market indexes:

                    Sequoia      Dow Jones     Standard &
To June 30, 1998    Fund         Industrials   Poor's 500

3 months             8.0%           2.1%          3.3%
6 months            28.6%          14.1%         17.7%

Our first half results can only be described as pleasing but unsustainable. While our portfolio companies in general continue to post strong business results, over the past several quarters the stocks had significantly outperformed the companies and we have repeatedly warned that we were borrowing from future performance. In mid-July, we began to repay this debt. As we write, Sequoia is up 16.9% compared to year-to-date returns on the Dow and the S&P of 8.0% and 11.1%, respectively. We hasten to add that our present rate of gain still feels too good to be true and is beyond our expectations for any full year.

The recent stock market gyrations reflect the effects of diminishing earnings expectations on lofty stock valuation levels that left no margin of safety or room for error. As more and more companies have fallen short of exuberant and ultimately unachievable earnings estimates, and as the full impact of Asian economic woes on American companies has become clearer, there has been a widespread reduction in overall valuations.

There has been the predictable cacophony of speculation and commentary about the significance of this "correction," but we would point out that the broad market averages have merely returned to about their February levels, where we felt they were overvalued at the time. That said, with many individual stocks and specific market segments down substantially more than the averages, we are now more optimistic about finding new opportunities to invest in companies with the characteristics we like. As Warren Buffett said in the 1997 Berkshire Hathaway annual report, "only those who will be net sellers of equities in the near future should be happy at seeing stocks rise. Prospective purchasers should much prefer sinking prices." Furthermore, it is important to keep in mind that through Sequoia, you own positions in companies with a history of using surplus capital to repurchase their own shares in the open market. The economic benefits from their share repurchases grow as prices fall by increasing our proportional ownership by a greater amount than when prices are higher.

The business fundamentals and prospects for our portfolio companies remain strong. The meteoric year-to-date stock market performance of Berkshire Hathaway, our largest holding, had been so strong - up over 80% year-to-date at its high in June -- that we were alarmed that its market price was becoming irrationally decoupled from the company's intrinsic value. However, the combination of the recent moderation in Berkshires market price and Berkshires pending General Re acquisition, its largest acquisition ever and one that should be accretive to earnings and intrinsic value, has closed some of this value gap.

Freddie Mac is enjoying a very strong year. The current market environment is very favorable for both of the Freddie Mac's businesses, mortgage insurance and mortgage investment. With mortgage rates around 7%, robust home purchase and refinance markets could cause 1998 mortgage originations to top the previous record of $1 trillion set in 1993. In addition, steady recent appreciation in house prices has driven the company's loan losses down to the lowest levels in several years.

While Progressive Corporation posted an impressive 30% increase in operating income per share in the second quarter, the company also experienced a marked slowdown in year-over-year growth in net premiums written from 28% in the first quarter to 13% in the second quarter. The slowdown in premium growth, which caused the company's stock price to decline sharply, was entirely in the company's non-standard insurance book, which actually declined. The standard book, which now accounts for one third of Progressive's revenues, continues to show good growth. We expect the mature non-standard book to continue to be weak, perhaps for an extended period, as a migration of capital into the private passenger auto insurance business intensifies competition in this segment. If industry conditions deteriorate significantly as a result of this heightened competition, we would expect Progressives growth to slow further, but we remain confident that the company's disciplined underwriting culture will enable it to maintain strong underwriting profits.

Fifth Third Bancorp continues to deliver exceptional results, driven by strong fee-based revenues, an extraordinarily low expense ratio and disciplined acquisitions that are quickly accretive to earnings. The company has a continuing appetite for acquisitions and, with one of the highest price/earnings ratios in the banking industry, its acquisition currency remains strong.

Johnson & Johnson has been challenged to offset the revenue and profit loss stemming from the company's significant decline in market share in the stent business. However, several of Johnson & Johnson's largest drugs continue to generate strong growth which we expect will continue to drive future earnings. There are also opportunities to bolster earnings growth with continued overhead reductions.

As Harley Davidson celebrates its 95th anniversary, the market for 650cc+ motorcycles continues to grow at double digit rates. Harley's parts and accessories business is enjoying a very strong year, driven in part by the company's 95th anniversary celebration. The recent startup of its new manufacturing facility went smoothly and will enable the company to continue to boost motorcycle output to meet the strong demand.

Thus far, US Bancorp's integration of the former First Bank System and US Bancorp appears to be proceeding smoothly, with no apparent problems of the type that have plagued other bank acquisitions, including Wells Fargo's acquisition of First Interstate. If the integration process continues as planned, this acquisition should be accretive to earnings and intrinsic value. The company has demonstrated its skill in identifying attractive acquisitions and effectively integrating them, and we would not be surprised or displeased to see US Bancorp make additional large acquisitions in the future.

We are proud of the number of fellow shareholders who have been investors in Sequoia for a great many years. We have been through many unsettled markets together. In this period of higher market volatility, we are regularly reminded that our predictive ability regarding short term market moves is close to zero. However, our predictive ability with regard to the business results of our portfolio companies is much stronger, and we continue to have a high degree of confidence in these companies. History has shown that the key determinant of our long term investment results is the fundamental prospects of the specific businesses we own. We will continue to monitor your investments with this focus.

Sincerely,

/s/ Richard T. Cunniff

/s/ William J. Ruane

/s/ R.D. Goldfarb

/s/ Carley Cunniff


August 11, 1998

                       SEQUOIA FUND, INC.

        ILLUSTRATION OF AN ASSUMED INVESTMENT OF $ 10,000
       With Income Dividends Reinvested and Capital Gains
                Distributions Accepted in Shares

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to June 30, 1998. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                   Value of    Value of      Value of
                   Initial    Cumulative    Cumulative    Total
                   $10,000     Capital      Reinvested   Value of
PERIOD ENDED:    Investment  Distributions  Dividends     Shares
------------     ----------  -------------  ----------   --------

July 15, 1970      $ 10,000          $0            $0     $10,000
May 31, 1971         11,750           0           184      11,934
May 31, 1972         12,350         706           451      13,507
May 31, 1973          9,540       1,118           584      11,242
May 31, 1974          7,530       1,696           787      10,013
May 31, 1975          9,490       2,137         1,698      13,325
May 31, 1976         12,030       2,709         2,654      17,393
May 31, 1977         15,400       3,468         3,958      22,826
Dec. 31, 1977        18,420       4,617         5,020      28,057
Dec. 31, 1978        22,270       5,872         6,629      34,771
Dec. 31, 1979        24,300       6,481         8,180      38,961
Dec. 31, 1980        25,040       8,848        10,006      43,894
Dec. 31, 1981        27,170      13,140        13,019      53,329
Dec. 31, 1982        31,960      18,450        19,510      69,920
Dec. 31, 1983        37,110      24,919        26,986      89,015
Dec. 31, 1984        39,260      33,627        32,594     105,481
Dec. 31, 1985        44,010      49,611        41,354     134,975
Dec. 31, 1986        39,290      71,954        41,783     153,027
Dec. 31, 1987        38,430      76,911        49,020     164,361
Dec. 31, 1988        38,810      87,760        55,946     182,516
Dec. 31, 1989        46,860     112,979        73,614     233,453
Dec. 31, 1990        41,940     110,013        72,633     224,586
Dec. 31, 1991        53,310     160,835       100,281     314,426
Dec. 31, 1992        56,660     174,775       112,428     343,863
Dec. 31, 1993        54,840     213,397       112,682     380,919
Dec. 31, 1994        55,590     220,943       117,100     393,633
Dec. 31, 1995        78,130     311,266       167,129     556,525
Dec. 31, 1996        88,440     397,099       191,967     677,506
Dec. 31, 1997       125,630     570,917       273,653     970,200
June 30, 1998       161,550     734,311       351,896   1,247,757

The total amount capital gains distributions accepted in shares was $212,934, the total amount of dividends reinvested was $81,635.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

                       SEQUOIA FUND, INC.
                    Statement of Investments
                    June 30, 1998 (Unaudited)

COMMON STOCKS (85.39%)

                                                                 Value
Shares                                         Cost              (Note 1)
------                                         ----              --------

            BANK HOLDING COMPANIES (14.30%)
6,195,062   Fifth Third Bancorp             $ 92,528,221       $390,288,906
  336,600   Mercantile Bankshares
              Corporation                      3,466,775         11,717,888
  595,700   National Commerce Bancorp          7,386,688         24,944,937
4,307,100   U.S. Bancorp                      54,308,892        185,205,300
  199,500   Wells Fargo & Company             48,013,302         73,615,500
                                            ------------     --------------
                                             205,703,878        685,772,531
                                            ------------     --------------

            CONSUMER PRODUCTS (.12%)
  338,300   Sturm, Ruger & Company, Inc.         361,250          5,666,525
                                            ------------     --------------
            FINANCIAL SERVICES (34.25%)
   20,975   Berkshire Hathaway Inc.*         165,474,042      1,642,447,375
                                            ------------     --------------
            INSURANCE (12.90%)
4,387,800   Progressive Corporation-Ohio+    149,704,402        618,679,800
                                            ------------     --------------
            MANUFACTURING - MOTORCYCLES (4.01%)
4,967,400   Harley Davidson, Inc.            66,538,262         192,486,750
                                            ------------     --------------

            OFFICE SUPPLIES AND BUSINESS FORMS (0.15%)
  300,700   Wallace Computer
                     Services, Inc.            8,065,197          7,141,625
                                            ------------     --------------
            PERSONAL CREDIT (1.90%)
1,835,100   Household International, Inc.     23,042,977         91,296,225
                                            ------------     --------------
            PHARMACEUTICALS (4.23%)
2,752,300   Johnson & Johnson                 55,152,035        202,982,125
                                            ------------     --------------
            SERVICES (12.90%)
13,134,600  Freddie Mac                       54,238,085        618,147,112
                                            ------------     --------------
            Miscellaneous Securities
                   (.63%)                     28,474,846         30,024,850
                                            ------------     --------------

            TOTAL COMMON STOCKS            $ 756,754,974     $4,094,644,918
                                          --------------     --------------

                             SEQUOIA FUND, INC.
                          Statement of Investments
                          June 30, 1998 (Unaudited)
                                 (continued)

        Principal                                                Value
        Amount                              Cost                (Note 1)
        ---------                           ----                 -------

U.S. GOVERNMENT OBLIGATIONS (14.61%)
$  36,000,000 U.S. Treasury Bills due
             7/2/98 through 8/13/98       $   35,855,817     $   35,855,817
  316,000,000 U.S. Treasury Notes,
             5 7/8% due 8/31/99              316,879,708        317,333,125
  221,000,000 U.S. Treasury Notes,
             5 5/8% due 12/31/99             221,482,074        221,414,375
  126,000,000 U.S. Treasury Notes,
             5 5/8% due 4/30/2000            126,181,515        126,275,625
                                            ------------       ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS          700,399,114        700,878,942
                                            ------------       ------------
  TOTAL INVESTMENTS (100%)++              $1,457,154,088     $4,795,523,860
                                          ==============     ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.

                       SEQUOIA FUND, INC.
               Statement of Assets and Liabilities
                    June 30, 1998 (Unaudited)

ASSETS:

Investments in securities, at value
  (cost $1,457,154,088) (Note 1)                 $4,795,523,860

Cash on deposit with custodian                       11,977,380

Receivable for capital stock sold                     2,220,884

Dividends and interest receivable                     8,858,217

Other assets                                             30,598
                                                 --------------
     Total assets                                 4,818,610,939
                                                 ==============

LIABILITIES:

Payable for capital stock repurchased                 5,213,678

Accrued expenses                                      4,143,777
                                                  -------------
     Total liabilities                                9,357,455
                                                  -------------
Net assets applicable to 29,769,168
shares of capital stock outstanding
(Note 4)                                         $4,809,253,484
                                                 ==============
Net asset value, offering price and
redemption price per share                              $161.55
                                                       ========
               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                     Statement of Operations
           Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
    Income:
         Dividends:
              Unaffiliated companies             $   11,057,090
              Affiliated companies (Note 6)             958,724
         Interest                                    12,116,562
                                                 --------------
    Total income                                     24,132,376
                                                 --------------
    Expenses:
         Investment advisory fee (Note 2)            20,995,260
         Legal and auditing fees                         60,541
         Stockholder servicing agent fees               190,752
              Custodian fees                             41,667
         Directors fees and expenses (Note 5)            76,514
         Other                                           77,166
                                                 --------------
              Total expenses                         21,441,900
         Less expenses reimbursed by Investment
          Adviser (Note 2)                              371,000
                                                 --------------
              Net expenses                           21,070,900
                                                 --------------
    Net investment income                             3,061,476
                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain on investments:
         Unaffiliated companies                     207,099,460
         Affiliated companies (Note 6)               12,814,878
                                                 --------------
              Net realized gain on investments      219,914,338

    Net increase in unrealized appreciation on:
         Investments                                838,606,880
                                                 --------------
         Net realized and unrealized gain on
           investments                            1,058,521,218
                                                 --------------
Increase in net assets from operations           $1,061,582,694
                                                 --------------

               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.

               Statements of Changes in Net Assets

                                                  Six Months
                                                    Ended           Year
                                                   6/30/97          Ended
                                                 (Unaudited)       12/31/96
                                                 -----------      ----------

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                      $    3,061,476  $    2,366,846
      Net realized gain                           219,914,338      26,323,106
      Net increase in unrealized
        appreciation                              838,606,880   1,081,383,714
                                               --------------- --------------
    Net increase in net assets from operations  1,061,582,694   1,110,073,666

  Distributions to shareholders from:
    Net investment income                                -0-      ( 2,474,076)
    Net realized gains                               (596,097)   ( 26,264,675)
  Capital share transactions (Note 4)              75,702,028      10,231,447
                                               --------------- --------------
      Total increase                            1,136,688,625   1,091,566,362

NET ASSETS:
  Beginning of period                           3,672,564,859   2,580,998,497
                                               --------------- --------------
  End of period                                $4,809,253,484  $3,672,564,859
                                               =============== ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in surplus)      $1,248,157,187  $1,172,455,159
  Undistributed net investment income               3,061,476               0
  Undistributed net realized gains                219,665,049         346,808
  Unrealized appreciation                       3,338,369,772   2,499,762,892
                                               --------------  --------------
      Total Net Assets                         $4,809,253,484  $3,672,564,859
                                               ==============  ==============

                     See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the six months ended June 30, 1998 and the Investment Adviser reimbursed the Fund $371,000.

    For the six months ended June 30, 1998, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $20,995,260 and brokerage commissions of $228,086 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the six months ended June 30, 1998.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the six months ended June 30, 1998 were $30,733,847 and $519,001,924,respectively. Included in proceeds of sales is $11,070,488 representing the value of securities disposed of in payment of a redemption in-kind resulting in a realized gain of $9,250,245.

    At June 30, 1998 the aggregate gross unrealized appreciation and depreciation of securities were $3,339,361,044 and $991,272, respectively.

NOTE 4--CAPITAL STOCK:

    At June 30, 1998 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1998 and the year ended
December 31, 1997 were as follows:

                                   1998                     1997
                           ---------------------     -------------------
                           Shares       Amount       Shares       Amount
                          --------     --------     --------     --------

Shares sold              1,254,162  $ 180,253,888   1,872,099  $ 199,979,993

Shares issued to
stockholders on
reinvestment of:
   Net investment income         0              0      21,191      2,331,456
   Net realized gain on
      investments            3,474        547,016     188,981     23,446,469
                         ---------   ------------   ---------   ------------
                         1,257,636    180,800,904   2,082,271    225,757,918

   Shares repurchased      721,102    105,098,876   2,034,693    215,526,471
                         ---------   ------------   ---------   ------------
Net (decrease) increase    536,534   $ 75,702,028      47,578   $ 10,231,447
                         =========   ============   =========   ============

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the six months ended June 30, 1998 was $76,514.

NOTE 6--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at June 30, 1998 aggregated $618,679,800 and $149,704,402, respectively. The summary of transactions for each affiliate during the period of their affiliation for the six months ended June 30, 1998 is provided below:

                    Purchases           Sales
                    ---------           -----          Realized      Dividend
   Affiliate     Shares  Cost     Shares       Cost      Gain         Income
   ---------     ------  -----   ------        ----    --------       -------

Progressive Corp -
  Ohio              --     --     12,200  $   387,960  $1,344,040    $ 527,436

Wallace Computer
 Service, Inc.      --     --  2,890,900  $90,767,987  $11,470,838     431,288
                                                       -----------   ---------
                                                       $12,814,878   $ 958,724
                                                       ===========   =========

NOTE 7-- The interim financial statements have not been examined by the Fund's independent accountants and accordingly they do not express an opinion thereon.

NOTE 8--SELECTED FINANCIAL INFORMATION:

                            Six
                          Months             Year Ended December 31,
                          Ended             ------------------------
                          June 30
                          1998     1997      1996    1995    1994    1993
                         ------   ------    ------  ------  ------  ------

Per Share Operating
Performance (for a
share outstanding
throughout the period)
Net asset value,
beginning of period      $125.63   $88.44   $78.13  $55.59  $54.84   56.66
                         -------   ------   ------  ------  ------   -----
Income from investment
operations:
  Net investment income     0.10     0.08     0.38    0.31    0.42    0.64

  Net realized and
  unrealized gains
  on investments           35.84    38.10    16.41   22.62    1.41    5.39
                         -------   ------   ------  ------  ------   -----
     Total from
     investment
     operations            35.94    38.18    16.79   22.93    1.83    6.03
                         -------   ------   ------  ------   -----   -----
Less distributions:
  Dividends from net
  investment income        (0.00)  (0.08)    (0.38)  (0.31)  (0.42) (0.65)

  Distributions from
  net realized gains       (0.02)  (0.91)    (6.10)  (0.08)  (0.66) (7.20)
                        --------  -------   ------  ------  ------   -----
Total distributions        (0.02)  (0.99)    (6.48)  (0.39)  (1.08) (7.85)
                        --------  -------   ------  ------  ------   -----
  Net asset value,
  end of period         $ 161.55  $125.63   $88.44  $78.13  $55.59  $54.84
                        ========  =======   ======  ======  ======  ======
  Total Return             28.6%+   43.2%    21.7%   41.4%    3.3%   10.8%

Average commission rate
paid ++                  $.053     $.053   $.055     ----      ---      ---

(Ratios/Supplemental data
  Net assets, end
  of period (in
  millions)           $4,809.3  $3,672.6 $2,581.0  $2,185.5  $1,548.3 $1,512.1

Ratio to average net assets:
  Expenses               1.0%*     1.0%      1.0%      1.0%    1.0%    1.0%
  Net investment
    income               0.3%*     0.1%      0.4%      0.5%    0.8%    1.1%
  Portfolio turnover
    rate                  27%*       8%       23%       15%     32%     24%

  +  Not annualized
  *  Annualized
  ++ Required by regulations issued in 1995

SEQUOIA
FUND, INC.

767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
    William J. Ruane
    Richard T. Cunniff
    Robert D. Goldfarb
    John M. Harding
    Francis P. Matthews
    C. William Neuhauser
    Robert L. Swiggett

OFFICERS
         William J. Ruane      - Chairman of the Board
         Richard T. Cunniff    - Vice Chairman
         Robert D. Goldfarb    - President
         Carol L. Cunniff      - Executive Vice President
         Joseph Quinones, Jr.  - Vice President, Secretary &
                                   Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
    Ruane, Cunniff & Co., Inc.
    767 Fifth Avenue, Suite 4701
    New York, New York  10153-4798

CUSTODIAN
    The Bank of New York
    90 Washington Street
    New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
    DST Systems, Inc.
    P.O. Box 419477
    Kansas City, Missouri  64141

LEGAL COUNSEL
    Seward & Kissel
    One Battery Park Plaza
    New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.







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